UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2007

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2500

            N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communication pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CRF 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e- 4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2007, the Compensation Committee of the Board of Directors of Old Line Bancshares, Inc. (the “Registrant”) and its wholly owned subsidiary, Old Line Bank reviewed the financial performance of the Registrant and Old Line Bank for the fiscal year ended December 31, 2007 in order to determine what, if any, cash bonus or incentive stock option bonus should be paid to the executive officers, James W. Cornelsen (CEO), Joseph W. Burnett (Executive Vice President) and Christine M. Rush (CFO).

Based on this review, effective January 31, 2007, the Board of Directors determined that the Registrant will not pay a cash bonus to any executive officer and granted incentive stock options at fair market value to Mr. Cornelsen, Mr. Burnett and Ms. Rush as follows:

Name of Officer	Number of Options	Exercise Price

James W. Cornelsen	18,200	$7.75
Joseph Burnett	9,800	$7.75
Christine Rush	9,300	$7.75

One-third of the option grant vested on January 31, 2008, one-third of the option grant will vest on January 31, 2009 and one-third of the option grant will vest on January 31, 2010.  The options were evidenced by Stock Option Agreements in the form filed as Exhibit 10.2 to the Form 8-K filed with the SEC on January 5, 2005.  The options were issued under the Registrant’s 2004 Equity Incentive Plan.

In addition, on December 21, 2007 effective as of January 1, 2007, based on the recommendation of the Compensation Committee of the Board of Directors, the Board of Directors authorized an increase in the guaranteed annual compensation payable to each of its executive officers, as set forth in a fourth amendment to each executive’s employment agreement. Specifically, Mr. Cornelsen’s guaranteed annual base salary increased from $220,000 to $237,600, Mr. Burnett’s guaranteed annual base salary increased from $152,000 to $164,100 and Ms. Rush’s guaranteed annual base salary increased from $145,000 to $156,600.  In addition, Mr. Cornelsen’s agreement was amended to reflect Old Line Bank’s decision to extend the term of his employment agreement to March 30, 2013.  The summary and description of the amendments to the employment agreements contained herein are qualified in their entirety by reference to the amendments to the employment agreements, copies of which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Form 8-K.

The Board of Directors elected not to issue any stock options to its members at this time.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

                          (d)  Exhibits.

10.2	Fourth Amendment to Executive Employment Agreement effective as of January 1, 2008 by and between Old Line Bank and James W. Cornelsen

10.7	Fourth Amendment to Executive Employment Agreement effective as of January 1, 2008 by and between Old Line Bank and Joseph Burnett

10.12	Fourth Amendment to Executive Employment Agreement effective as of January 1, 2008 by and between Old Line Bank and Christine Rush

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: February 5, 2008	By: /s/Christine M. Rush
Christine M. Rush, Chief Financial Officer